Exhibit 10.12

BORROWER JOINDER
AND ASSUMPTION AGREEMENT

This Borrower Joinder and Assumption Agreement (the “Borrower Joinder”) is made as of October 20, 2010, by CASTLEROCK SECURITY HOLDINGS, INC., a Delaware corporation (the “Additional Borrower”).

Background

Reference is made to (i) that certain Credit Agreement, dated as of May 25, 2007, as amended by that Amendment to Credit Agreement and Credit Documents, dated as of August 16, 2007 (the “First Amendment”), as further amended by that Amended and Restated Forbearance Agreement and Amendment to Credit Agreement, dated as of February 16, 2008 (the “Forbearance Agreement”), and as amended by that certain Consent, Limited Waiver and Third Amendment to Credit Agreement and Credit Documents dated as of the date of this Borrower Joinder, by and among Alarm Funding, LLC, a Delaware limited liability company (“Alarm Funding”), the Lenders party thereto, and Siemens First Capital Commercial Finance, LLC, a Delaware limited liability company, as successor in interest to FCC, LCC, in its capacity as Agent for the Lenders (collectively, the “Credit Agreement”) (collectively, and as the same may be further amended, restated, supplemented or otherwise modified, from time to time, the “Agreement”), and (ii) the other Credit Documents referred to in the Agreement.

Agreement

Capitalized terms defined in the Agreement are used herein as defined therein.  The rules of construction set forth in Section 1.2 of the Agreement shall apply to this Borrower Joinder.  In consideration of Additional Borrower becoming a Borrower under the terms of the Agreement and in consideration of the value of the synergistic benefits received by Additional Borrower as a result of the interdependence of the businesses of Alarm Funding and Additional Borrower, Additional Borrower hereby agrees that effective as of the Third Amendment Effective Date, it hereby joins in, and is and shall be deemed to be a Borrower under, the Agreement and each of the other applicable Credit Documents, and a Debtor under the Security Agreement.  Additional Borrower has assumed the obligations of a Borrower under the Agreement and the other Credit Documents, and a Debtor under the Security Agreement, and Additional Borrower shall perform, comply with and be subject to and bound by each of the terms, agreements, covenants and conditions of: (a) the Agreement, on a joint and several basis with Alarm Funding, the other Borrower, and (b) each of the other Credit Documents, on a joint and several basis, which is stated to apply to or is made by a Borrower, in each case of clauses (a) and (b) as such Credit Document is in effect as of the date hereof, as such with the same force and effect as if it were an original signatory to the Agreement and each other Credit Document to which a Borrower is a party or by which a Borrower is bound; provided, however, that notwithstanding the terms of Section 7.2.24 of the Credit Agreement, Additional Borrower may be permitted to have employees and pay compensation to such employees. Without limiting the generality of the foregoing, Additional Borrower hereby represents and warrants that, except as expressly set forth on the attached Schedule I: (i) each of the representations and warranties with respect to a Borrower set forth in Article V of the Agreement is true and correct as to Additional Borrower on and as of the date hereof as if made on and as of the date hereof by Additional Borrower (except representations and warranties which expressly relate solely to an earlier date or time,

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which representations and warranties shall be true and correct on and as of the specific date or times referred to therein), and (ii) Additional Borrower has heretofore received a true and correct copy of the Agreement and each of the other Credit Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

Except as expressly supplemented hereby and by Schedule I attached hereto, the Agreement and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect.

In furtherance of the foregoing, each reference to a “Borrower” in the Agreement and each other Credit Document and each reference to a “Debtor” in the Security Agreement shall be deemed to include the undersigned Additional Borrower.

In furtherance of the foregoing, Additional Borrower shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents, and do or cause to be done such further acts, as may be reasonably necessary in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Borrower Joinder and the other Credit Documents.

Additional Borrower is simultaneously delivering to Agent the other documents required under the Agreement.

Additional Borrower acknowledges and agrees that a telecopy or other electronic transmission to Agent of signature pages hereof purporting to be signed on behalf of Additional Borrower shall constitute effective and binding execution and delivery hereof by Additional Borrower.

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO BORROWER JOINDER- PAGE 1 of 2]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Borrower Joinder and delivered the same to Agent, as of the date and year first above written, intending to be legally bound hereby.

CASTLEROCK SECURITY HOLDINGS, INC.
a Delaware corporation

By:	/ s / Brian E. Johnson
Brian E. Johnson, President

ACCEPTED AND AGREED:

ALARM FUNDING, LLC,

a Delaware limited liability company

By:	/ s / Westin Lovy
	Name:	Westin Lovy
	Title:	Managing Director

CASTLEROCK SECURITY, INC.,

a Delaware corporation

By:	/ s / Brian E. Johnson
	Name:	Brian E. Johnson
	Title:	President

[SIGNATURE PAGE TO BORROWER JOINDER- PAGE 2 of 2]

ACKNOWLEDGED AND ACCEPTED:

SIEMENS FIRST CAPITAL COMMERCIAL FINANCE, LLC, as Agent and a Lender

By:	/ s / Anthony Casciano
Name: Anthony Casciano
Title: Senior Vice President

and

By:	/ s / Matthew R. Begley
Name: Matthew R. Begley
Title: President

FCC, LLC, as a Lender

By:	/ s / Lee Elmore
Name: Lee Elmore
Title: Senior Vice President

SCHEDULE I

DISCLOSURE SCHEDULE

None.